UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 26, 2004

Handleman Company

(Exact Name of Registrant as Specified in Its Charter)

Michigan

(State or Other Jurisdiction of Incorporation)

1-7923 (Commission File Number)	38-1242806 (IRS Employer Identification No.)

500 Kirts Boulevard, Troy, Michigan	48084-4142
(Address of Principal Executive Offices)	(Zip Code)

(248) 362-4400

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 Corporate Governance and Management

     Item 5.02 Election of Director

On October 26, 2004, Handleman Company’s Board of Directors elected Thomas S. Wilson to its Board of Directors effective November 23, 2004, for a term that ends at the Annual Meeting of Shareholders in 2005. For additional information, please see the attached Press Release dated October 28, 2004, attached as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDLEMAN COMPANY
Date: October 28, 2004	By:	Thomas C. Braum, Jr.
		Name:	Thomas C. Braum, Jr.
		Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT 99.1	Handleman Company Press Release dated October 28, 2004 announcing Handleman Company’s Board of Directors election of Thomas Wilson to its Board of Directors.